THUNDER MOUNTAIN GOLD INC.
TSX-V: THM OTCQB: THMG		11770 W. President Dr., Ste. F Boise, Idaho 83713 phone: (208) 658-1037

News Release

Thunder Mountain Gold Inc. Announces Corporate News

Boise, Idaho - April 15, 2022: Thunder Mountain Gold, Inc. (OTCQB: THMG; TSX-V: THM), (the "Company" or "THMG") is announcing that Joseph H. Baird is retiring from the Board of Directors.

Eric T. Jones, President and CEO of Thunder Mountain Gold Inc. commented, "I want to thank Joe for his tireless efforts in helping guide the Company with his many years of service.  Joe is a valuable part of the mining industry in the United States, and here in Idaho, and we are going to miss his leadership on our Board".

Other Corporate News:

The Company also has scheduled its Annual General Meeting for Tuesday, July 12, 2022.  This meeting will be facilitated by Computershare as a virtual meeting.

Regarding Thunder Mountain Gold, Inc.

Thunder Mountain Gold Inc., a junior exploration company founded in 1935, owns interests in base and precious metals projects in the western U.S. The Company's principal asset is The South Mountain Mine, an historic former producer of zinc, silver, gold, lead, and copper, located on private land in Owyhee County Idaho.  In February 2019, The Company entered into an option agreement with BeMetals Corp. (www.Bemetalscorp.com) based in Vancouver, British Columbia, Canada.  Thunder Mountain Gold also owns 100% of the Trout Creek Project - a gold exploration project located along the western flank of the Shoshone Mountain Range in the Reese River Valley, adjacent to and surrounded by Nevada Gold Mines, a joint operating agreement between Barrick and Newmont Gold, Inc. private mineral lands. For more information on Thunder Mountain Gold, please visit the Company's website at www.Thundermountaingold.com.

Forward-Looking Statements

This press release contains forward-looking statements that are based on the beliefs of management and reflect the Company's current expectations. The forward-looking statements in this press release include statements with respect to the completion of the transactions contemplated with BeMetals Corp., a Canadian Corporation.  Generally, forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", "believes" or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved" or the negative connotation thereof.  The forward-looking statements are based on certain assumptions, which could change materially in the future, including the assumption that the transactions contemplated with BeMetals Corp. will be completed. By their nature, forward-looking information involves known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information. Such factors include the determination and ability of BeMetals to complete all required option payments and issuance of shares under the BeMetals Option Agreement, the receipt of all required regulatory approvals and the satisfaction of all required terms and conditions. Investors should refer to THMG's Form 10-K, Form 10-Q reports, and Definitive 14C Information Statement as filed May 20, 2019, for a more detailed discussion of risks that may impact future results. There can be no assurance that forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, investors should not place undue reliance on forward-looking information. Forward-looking information is provided as of the date of this press release, and the Company assumes no obligation to update or revise them to reflect new events or circumstances, except as required in accordance with applicable laws.

Website: www.thundermountaingold.com	OTCQB: THMG TSX-V: THM

Cautionary Note to Investors

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

For further information, please contact:

Thunder Mountain Gold, Inc.

Eric T. Jones
President and Chief Executive Officer

Eric@thundermountaingold.com

Office: (208) 658-1037